UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Index to Exhibits on Page 3

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On January 25, 2007 Peoples Bancorp Inc. conducted a facilitated conference call to discuss fourth quarter and 2006 results of operations. A replay of the conference call audio will be available on Peoples Bancorp’s website in the “Investor Relations” section for one year. A copy of the transcript for the call is attached as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

a) Financial statements of businesses acquired

No response required.

b) Pro forma financial information

No response required.

c) Exhibits

Exhibit Number	Description
99	Transcript of conference call conducted on January 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: January 25, 2007	By:/s/	DONALD J. LANDERS
Donald J. Landers
Chief Financial Officer

INDEX TO EXHIBITS
Exhibit Number	Description
99	Transcript of conference call conducted on January 25, 2007